UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2016

VGRAB COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA, CANADA	000-54800	99-0364150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#810 - 789 West Pender Street Vancouver, BC		V6C 1H2
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(604) 722-0041

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 19, 2016, VGrab Communications Inc. (the “Company”) entered into release agreement (the “Agreements”) with Nelson Da Silva, who has been acting as the Company’s director since May 2014. Mr. Da Silva agreed to resign as a director of the Company effective July 19, 2016. As a consideration for the resignation, the Company agreed to issue to Mr. Da Silva 300,000 shares of the Company’s common stock as fully paid and non-assessable. The shares will not be registered under the Act and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available. Mr. Da Silva's resignation was not due to, and was not caused by, in whole or in part, any disagreement with the Company, whether related to the Company’s operations, policies, practices or otherwise.

To fill the vacancy caused by Mr. Da Silva’s resignation, the Company appointed Mr. Lim Hun Beng a director of the Company. Mr. Lim is a principal of Hampshire Group, the Company’s significant shareholder.

Mr. Lim (59) started his career in his early twenties. His main focus throughout the years has been strategic business and property development in the Asia, more specifically, Malaysia and China.

In 1992, Mr. Lim set up a joint-venture company with the local government of the city of Zhuhai, China to develop a 3.6 km2 property, which includes Formula One standard race circuit, a 36-hole golf course, and a mix of residential and commercial buildings. In 2006, Mr. Lim founded Hampshire Group, the Company actively involved in green energy, environmentally-friendly property development and agriculture. In 2010 Mr. Lim took over Linear Group, a Malaysian corporation specializing in manufacturing and operating industrial HVAC projects.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

As further described in Item 5.02 of this Form 8-K, on July 19, 2016, the Company issued to Mr. Da Silva 300,000 common shares of the Company pursuant to the provisions of Regulation S of the United States Securities Act of 1933, as amended (the “Act”). Mr. Da Silva represented that he was not a resident of the United States and was otherwise not a “U.S. Person” as that term is defined in Rule 902(k) of Regulation S of the Act.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit Number	Description of Exhibit

10.1	Release Agreement between Nelson Da Silva and VGrab Communications Inc. dated July 19, 2016.
99.1	News Release dated July 22, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VGRAB COMMUNICATIONS INC.

Date: July 22, 2016
By: /s/ Jacek (Jack) P. Skurtys
Jacek (Jack) P. Skurtys
Chief Executive Officer, Chief Financial Officer
and President

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